AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
GALLERY LIFE INDIVIDUAL
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED NOVEMBER 7, 2007
TO POLICY PROSPECTUS

          Effective November 7, 2007, AIG Life Insurance Company is amending the Gallery Life Individual flexible premium variable universal life insurance Policy prospectus for the sole purpose of describing a change in the availability of the AllianceBernstein International Research Growth Portfolio (the "Fund") as an investment option under the Policies.

          Beginning November 7, 2007, the Fund will no longer be offered as an investment option under the Policies.

          If you have any questions, please contact our Administrative Center at 1-800-340-2765.